UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2017

Domino’s Pizza, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

001-32242	38-2511577
(Commission File Number)	(IRS Employer Identification No.)

30 Frank Lloyd Wright Drive Ann Arbor, Michigan	48105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Shareholders of Domino’s Pizza, Inc. (the “Company”) was held on April 25, 2017. A total of 43,816,929 shares were present or represented by proxy at the meeting, representing 91.22% of all shares entitled to vote at the Annual Meeting. The matters presented for a vote and the related results are as follows:

1. ELECTION OF DIRECTORS

Proposal one was the election of eight nominees to serve as Directors of the Company, each for a term of one year. The result of the vote was as follows:

	FOR		WITHHELD
Nominee	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Broker Non-Votes
David A. Brandon	39,518,198	98.75%	501,136	1.25%	3,797,595
C. Andrew Ballard	39,685,249	99.17%	334,085	0.83%	3,797,595
Andrew B. Balson	39,484,534	98.66%	534,800	1.34%	3,797,595
Diana F. Cantor	39,717,150	99.24%	302,184	0.76%	3,797,595
J. Patrick Doyle	39,853,282	99.59%	166,052	0.41%	3,797,595
Richard L. Federico	39,784,139	98.41%	235,195	0.59%	3,797,595
James A. Goldman	39,781,108	99.40%	238,226	0.60%	3,797,595
Gregory A. Trojan	39,917,325	99.75%	102,009	0.25%	3,797,595

Pursuant to the foregoing votes, the eight nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional Director nominations brought before the Meeting.

2. RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal two was the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
43,559,469	99.44%	243,370	0.56%	14,090	-

Pursuant to the foregoing votes, the ratification of PricewaterhouseCoopers LLP as the independent registered public accountant for the current fiscal year was approved.

3. ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Proposal three was the advisory vote on the approval of the executive compensation of the named executive officers of Domino’s Pizza, Inc. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
36,108,156	90.28%	3,888,333	9.72%	22,845	3,797,595

Pursuant to the foregoing votes, the executive compensation of the named executive officers of Domino’s Pizza, Inc. was approved in this non-binding advisory vote.

4. ADVISORY VOTE ON THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES

Proposal four was an advisory vote with respect to the frequency of future advisory votes on the executive compensation of Domino’s Pizza, Inc. The result of the vote was as follows:

ONE YEAR		TWO YEARS		THREE YEARS
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain
35,241,185	88.08%	24,840	0.06%	4,742,440	11.85%	10,869

In light of the outcome of this vote, the Board of Directors has made the determination to continue to hold the advisory vote on the compensation of the Company’s named executive officers on an annual basis.

5. SHAREHOLDER PROPOSAL REGARDING DEFORESTATION

Proposal five was a vote to consider a shareholder proposal submitted by the New York State Common Retirement Fund regarding deforestation. The result of the vote was as follows:

FOR		AGAINST
# of Votes	% of Votes Cast	# of Votes	% of Votes Cast	Abstain	Broker Non-Votes
8,530,531	23.07%	28,438,730	76.93%	3,050,073	3,797,595

Pursuant to the foregoing votes, the shareholder proposal regarding deforestation was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC.
(Registrant)

Date: April 28, 2017	/s/ Kevin S. Morris
Kevin S. Morris
Executive Vice President, General Counsel